SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

Command Security Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

(set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

COMMAND SECURITY CORPORATION
P.O. Box 340, 1133 Route 55, Suite D,
Lagrangeville, New York 12540
July 27, 2006

Dear Shareholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2006 Annual Meeting of Shareholders of Command Security Corporation which will be held on September 20, 2006 at 12:00 p.m., local time, at the offices of LeBoeuf, Lamb, Greene & MacRae LLP, 125 West 55th Street, New York, New York 10019.

The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Shareholders and proxy statement.

Your vote is important. After reading the proxy statement, please mark, date, sign and return the enclosed proxy card in the prepaid envelope to ensure that your shares will be represented at the meeting in case you are unable to attend in person. If you attend the meeting, you may vote your shares in person, even if you have signed and returned the proxy card.

We have enclosed a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006.

We look forward to seeing you at the Annual Meeting.

Sincerely yours,

Barry I. Regenstein
President and Chief Financial Officer

COMMAND SECURITY CORPORATION
P.O. Box 340, 1133 Route 55, Suite D
Lagrangeville, New York 12540

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 20, 2006

TO THE SHAREHOLDERS OF COMMAND SECURITY CORPORATION:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the “Annual Meeting”) of Command Security Corporation, a New York corporation (the “Company”), will be held on September 20, 2006 at 12:00 p.m., local time, at the offices of LeBoeuf, Lamb, Greene & MacRae LLP, 125 West 55th Street, New York, New York 10019, for the following purposes:

1.	To elect three (3) Class II directors to serve on the Company’s Board of Directors;

2.	To ratify the selection of D’Arcangelo & Co., LLP as the Company’s independent accountants for the fiscal year ending March 31, 2007; and

3.
To transact such other business as may properly come before the Annual Meeting and any adjournment thereof. The Board of Directors is not presently aware of any other matter that may be raised for consideration at the Annual Meeting.

All of the foregoing is more fully set forth in the proxy statement accompanying this notice.

The Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006 is being mailed to shareholders along with the attached proxy statement.

The Board of Directors has fixed the close of business on August 14, 2006 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. All holders of record of shares of the Company’s common stock as of the record date will be entitled to attend and vote at the Annual Meeting.

A complete list of shareholders entitled to vote will be available for examination by any shareholder of the Company for any purpose germane to the Annual Meeting during normal business hours at the offices of the Company at 1133 Route 55, Suite D, Lagrangeville, New York for the 10-day period prior to the Annual Meeting.

Shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please mark, date, sign and return the enclosed proxy card to ensure that your shares are represented at the Annual Meeting. Shareholders who attend the Annual Meeting may vote their shares personally, even though they have sent in a proxy.

July 27, 2006

Lagrangeville, New York

By Order of the Board of Directors

Barry I. Regenstein
President and Chief Financial Officer

IMPORTANT: Please mark, date, sign and return the enclosed proxy card as soon as possible. The proxy is revocable and it will not be used if you (i) give written notice of revocation to the Secretary of the Company, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York 12540, prior to the vote to be taken at the Annual Meeting, (ii) submit a later-dated proxy or (iii) attend and vote at the Annual Meeting.

COMMAND SECURITY CORPORATION
P.O. Box 340, 1133 Route 55, Suite D
Lagrangeville, New York 12540

PROXY STATEMENT

FOR 2006 ANNUAL MEETING OF SHAREHOLDERS

GENERAL QUESTIONS AND ANSWERS

When is the Proxy Statement being mailed?

A:
This Proxy Statement of Command Security Corporation (the “Company,” “we,” “us” or “our”) will first be mailed on or about August 17, 2006 to shareholders of the Company by the Board of Directors (the “Board”) to solicit proxies for use at the Annual Meeting.

When is the Annual Meeting and where will it be held?

A:	The Annual Meeting will be held on September 20, 2006 at 12:00 p.m. New York time at the offices of our counsel, LeBoeuf, Lamb, Greene & MacRae LLP, 125 W. 55th Street, New York, NY 10019

Who is asking for my vote at the meeting?

A:
The Board asks that you vote on the proposals listed in the Notice of the Annual Meeting of Shareholders. The votes will be taken at the Annual Meeting on September 20, 2006, or, if the Annual Meeting is adjourned, at any later meeting. The Board recommends that you vote “FOR” each of the proposals.

Who may attend the Annual Meeting?

A:
All shareholders of the Company may attend the Annual Meeting. Shareholders entitled to attend and vote at the above meeting are entitled to appoint one or more proxies to attend and vote in their place. A proxy need not be a shareholder of the Company.

Who is entitled to vote?

A:	Shareholders as of the close of business on August 14, 2006 (the “Record Date”) are entitled to vote at the Annual Meeting. Each common share is entitled to one vote.

What am I being asked to vote on?

A:	You will be voting on:

1	The election of three (3) Class II directors to the Board for terms expiring in 2008;

2	The ratification of the appointment of D'Arcangelo & Co., LLP as the independent public accounting firm for the Company for the fiscal year ending March 31, 2007; and

3	Such other business as may properly come before the Annual Meeting or any adjournments thereof.

How do I vote?

A:
You may vote by either attending the Annual Meeting or by appointing a proxy by signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope. We encourage you to complete and send in your proxy card. If you then decide to attend the Annual Meeting, you may revoke your proxy by voting in person.

All shares represented by valid proxies, unless the shareholder otherwise specifies, will be voted:

•	“FOR” the election of each of the three (3) persons identified in “Proposals for Election of Directors” as nominees for election as Class II directors of the Company for terms expiring in 2008;

•	“FOR” the ratification of D'Arcangelo & Co., LLP as the independent public accounting firm for the Company for the fiscal year ending March 31, 2007; and

•	At the discretion of the proxy holders with regard to any other matter that may properly come before the Annual Meeting.
Where a shareholder has properly specified how a proxy is to be voted, it will be voted by the proxy accordingly.

Can I change my vote after I have returned my proxy card?

A:	Yes. You may revoke your proxy by:

•	sending a written notice of revocation or another signed proxy with a later date to the offices of the Company, P.O. Box 340, 1133 Route 55, Suite D. Lagrangeville, New York 12540; or

•	attending the Annual Meeting and voting in person.

What does it mean if I receive more than one proxy card?

A:	If you receive more than one proxy card, it is because your shares are held in more than one account. You will need to sign and return all proxy cards to insure that all your shares are voted.

My common shares are held in “street name.” Will my broker vote my shares at the meeting?

A:
If your shares are held in the name of a broker, then only your broker can execute a proxy and vote your shares and only after receiving your specific instructions. Remember that your shares cannot be voted unless you return a signed and executed proxy card to your broker. However, please be advised that broker non-votes with respect to any matter to be voted on at the Annual Meeting will not be voted but will be counted as present to determine whether there is a quorum for voting purposes on such matters at the Annual Meeting. Broker non-votes occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner of the shares. Please sign, date and promptly mail the enclosed proxy card in the envelope provided by your broker.

Who will count the vote?

A:	Jeffrey S. Edmiston, our Vice President-Security Services, will tabulate the votes and act as inspector of election.

What constitutes a quorum for the Annual Meeting?

A:
As of the Record Date, 10,137,970 common shares of the Company were issued, outstanding and entitled to vote at the Annual Meeting. The presence, in person or by proxy, of members holding at least fifty percent (50%) of the issued and outstanding common shares entitled to vote at the Annual Meeting will constitute a quorum for purposes of approval of the election of directors and the ratification of appointment of our independent public accounting firm. If you submit a properly executed proxy card, then you will be considered part of the quorum. Votes that are withheld and broker non-votes will be counted towards a quorum.

What is the required vote for election of each director?

A:
Members of our Board will be elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, the three (3) nominees for Class II director receiving the highest number of affirmative votes for such class will be elected. A shareholder may, with respect to the election of directors, (i) vote for the election of all of the nominees, (ii) withhold authority to vote for any one or more of the nominees or (iii) withhold authority to vote for all of the nominees by so indicating in the appropriate spaces on the enclosed proxy card. Because the nominees will be elected by a plurality vote, neither broker non-votes nor shares abstaining from the vote on the proposal to elect the slate of nominees will have an effect on the outcome of the vote on Proposal One. If you are in favor of the slate of nominees, you are urged to vote “for” each nominee identified in proposal one.

What is the required vote for ratification of the independent registered public accounting firm?

A:
The required vote for the ratification of the independent public accounting firm requires the affirmative vote of a majority of the votes of the holders of our common shares entitled to be cast in person or by proxy at the Annual Meeting. With respect to the approval of the ratification of the appointment of the independent accountants, abstentions are considered to be shares present and entitled to be cast and will have the effect of a negative vote on the matter, and broker “non-votes” are not counted as shares eligible to vote and will have no effect on the outcome of the matter. If you are in favor of the ratification of the appointment of our independent accountants, you are urged to vote “for” Proposal Two. Shareholder ratification of the selection of D’Arcangelo & Co., LLP as our independent public accountants is not required by our By-laws or other applicable legal requirement. However, the Board is submitting the selection of D’Arcangelo & Co., LLP to the shareholders for ratification as a matter of good corporate governance. If the shareholders fail to ratify the selection, the audit committee of the Board of Directors (the “Audit Committee”) will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our and our shareholders’ best interests.

Are there other matters to be acted upon at the Annual Meeting?

A:	We do not know of any other matters to be presented or acted upon at the Annual Meeting.

If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the proxy holders.

How are proxies being solicited?

A: Proxies may be solicited by mail, advertisement, telephone, via the Internet or in person. Solicitations may be made by directors, officers, investor relations personnel and other employees of the Company, none of whom will receive additional compensation for such solicitations. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Company’s solicitation material to their customers for whom they hold shares. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding proxy materials to the beneficial owners of our common shares and obtaining voting instructions from beneficial owners of the Common Stock.

When are shareholder proposals for inclusion in the proxy statement for the 2007 Annual Meeting due?

A:
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shareholders may present proper proposals for inclusion in a company’s proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to us in a timely manner.

Although we have not yet determined the date in order to be included in the Company’s proxy statement for our annual meeting of shareholders in 2007, shareholder proposals or other business to be brought before an annual meeting by a shareholder must be received by us at least 120 days prior to the anniversary date of the mailing of this proxy statement for the Annual Meeting and must otherwise comply with the requirements of Rule 14a-8. All shareholder proposals should be marked for the attention of the Secretary, Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York, 12540.

As to shareholder proposals intended to be presented without inclusion in our proxy statement for our next annual meeting, the people named next year as proxies will be entitled to vote as they think best on such proposals unless we have received notice of that matter at least 120 days before the date on which we mailed our proxy materials for the prior year's annual meeting of shareholders. However, even if such notice is timely received, the people named next year as proxies may nevertheless be entitled to vote as they think best on such proposals to the extent permitted by the SEC.

Who can help answer my questions?

A:	If you have any questions about the Annual Meeting you should contact our President, Barry I. Regenstein at (845) 454-3703.

As of July 27, 2006, executive officers and directors of the Company beneficially own, in the aggregate, approximately 59.7% of our outstanding common shares. They have indicated that they intend to vote in the manner recommended by the Board of Directors.

The entire expense of printing, preparing, assembling and mailing proxy materials and the cost of soliciting proxies will be borne by the Company.

IMPORTANT: Whether or not you intend to attend the Annual Meeting, Please mark, date and sign the enclosed proxy card and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that your common shares will be voted. This will not limit your right to revoke your proxy or to attend or vote at the Annual Meeting.

Proposal One

Election of Directors

Our Board is currently comprised of six (6) members divided into two classes of directors serving staggered two-year terms. Class I currently consists of three directors: Peter T. Kikis, Martin R. Wade, III and Martin C. Blake, Jr. Class II currently consists of three directors: Bruce R. Galloway, Robert S. Ellin and Thomas R. Kikis.

The Class I directors of the Company will continue in office for their existing terms, which expire at the 2007 annual meeting of shareholders and when their respective successors are elected and have qualified. The Class II directors of the Company to be elected at the Annual Meeting will serve for a term of two years, expiring at the annual meeting of shareholders in 2008 and when their respective successors are elected and have qualified.

Unless authority to vote for directors is withheld, the Company intends that the shares represented by the enclosed proxy will be voted for the election of the nominees listed below. In the event the nominees become unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of such persons as the Board of Directors may select. The Board of Directors has no reason to believe that the nominees will be unable or unwilling to serve.

Directors are elected by a plurality vote of the aggregate voting power of the shares of outstanding Common Stock, present in person or represented by proxy, voting together as a single class. Accordingly, the three (3) nominees for Class II director receiving the highest number of affirmative votes for such class will be elected.

Directors

Set forth below is certain information regarding the Company’s directors, including information furnished by them as to their principal occupations and business experience for the past five years, membership on committees of the board and directorships held by them in other publicly-held companies, their respective ages as of July 27, 2006 and the year in which each became a director of the Company. Each director has served continuously with the Company since his first election as indicated below.

Name	Age	Position with the Company	Director Since

Class II nominees for terms ending in 2008:
Bruce R. Galloway	48	Director and Chairman of the Board	2004
Robert S. Ellin	41	Director	2004
Thomas P. Kikis	45	Director	2004
Continuing Class I Directors:
Martin R. Wade, III	57	Director	2004
Peter T. Kikis	83	Director	2004
Martin C. Blake, Jr...	52	Director	2004

Nominees for Class II Directors

Bruce R. Galloway has served as one of our directors and as Chairman of the Board since August 2004. Mr. Galloway is currently a Managing Director in Galloway Capital, an investment bank based in New York City. From 1993 until 2005, Mr. Galloway served as a Managing Director of the Galloway Division at Burnham Securities, Inc., an investment bank based in New York City. Prior to joining Burnham, from 1991 to 1993, Mr. Galloway was a Senior Vice President at Oppenheimer & Company, a New York - based investment bank, a broker-dealer. Mr. Galloway has a B.A. in Economics from Hobart College and a M.B.A. in Finance from the New York University Stern Graduate School of Business. Mr. Galloway is also a member of each of the Board of Directors of International Microcomputer Software, Inc., DataMetrics Corporation, Forward Industries, Inc. and Waiter.Com, Inc.

Robert S. Ellin has served as one of our directors since August 2004. Mr. Ellin is a Managing Member of Trinad Capital L.P., a hedge fund dedicated to investing in micro-cap public companies. Prior to joining Trinad Capital, Mr. Ellin was the founder and President of Atlantis Equities, Inc. (“Atlantis”), a personal investment company. Founded in 1990, Atlantis has actively managed an investment portfolio of small capitalization public companies as well as select private company investments. Mr. Ellin frequently played an active role in Atlantis investee companies including board representation, management selection, corporate finance and other advisory services. Through Atlantis and related companies Mr. Ellin spearheaded investments into ThQ, Inc., Grand Toys, Forward Industries, Inc. and completed a leveraged buyout of S&S Industries, Inc., where he also served as President from 1996 to 1998. Prior to founding Atlantis, Mr. Ellin worked in Institutional Sales at LF Rothschild, and prior to that he was Manager of Retail Operations at Lombard Securities. Mr. Ellin has a B.A. from Pace University. Mr. Ellin is also a member of each of the Board of Directors of ProLink Holdings Corporation, U.S. Wireless Data, Inc. and Mediavest, Inc.

Thomas P. Kikis has served as one of our directors since August 2004. Mr. Kikis is the managing member of Arcadia Securities, LLC, a New York based registered broker-dealer which he organized in 1998. He is also the President of Kikis Asset Management, a New York - based money management firm he started in 1991. Prior to that, he was Vice President in charge of trading and a Portfolio Manager at Deltec Securities, the New York subsidiary of an international investment bank. Previously he was an investor and a director of the Company from October 1997 to September 2000. Mr. Kikis has a B.A. from Princeton University and an Executive M.B.A. in Finance from New York University Stern School of Business.

Incumbent Class I Directors

Peter T. Kikis has served as one of our directors since August 2004.  Since 1950, Mr. Kikis has been the President and a principal in Spencer Management Company, a real estate development and management company in New York. Previously he was an investor and a director of the Company from February 1995 to September 2000. He is a director of Deltec International S.A. and Atlas Capital Group Holdings, S.A.

Martin C. Blake, Jr. has served as one of our directors since October 2004. Mr. Blake has served as our Chief Operating Officer since January 2006. Mr. Blake has been employed by the Company since 1995, and served as Vice President and head of our Aviation Division from 1995 to December 2005. Mr. Blake has over twenty-eight years of experience in aviation security services. Prior to joining the Company in 1995, Mr. Blake retired as a Major in the United States Air Force, where he served in a variety of senior management positions. Mr. Blake's last assignment was as the Program Manager for Electronic Security Systems, Electronic Systems Division. In this capacity he managed a $20 million annual program responsible for global marketing, procurement, and deployment of electronic security systems. He was responsible for integrating security systems and programs at international airports in Germany, Turkey, and the United Kingdom. Previously, Mr. Blake was the Director of Security at the Department of Defense's largest classified air flight facility, incorporating over 1,200 square miles of restricted air space. Establishing aviation security programs for major aircraft defense contractors was an integral responsibility of his position. Mr. Blake also served as the Security Program Manager for Air Force space programs, including security for the Space Shuttle and expendable space launch vehicles. He also led the effort to integrate a shared automated entry control system for use at Cape Canaveral, Kennedy Space Center, and the Johnson Space Center.

Martin R. Wade, III has served as one of our directors since August 2004. Mr. Wade has been the Chief Executive Officer of Broadcaster, Inc. (formerly named International Microcomputer Software, Inc.) since 2001.  Prior to joining Broadcaster, Mr. Wade served from 1998 to 2000 as a merger and acquisition banker at Prudential Securities, and from 1996 to 1998 as a managing director in mergers and acquisitions at Salomon Brothers Inc. From 1991 to 1996, Mr. Wade was National Head of Investment Banking at C.J. Lawrence, Morgan Grenfell, where he was member of the Board of Directors.  Prior to that, Mr. Wade was the National Head of investment banking for Price Waterhouse.  Mr. Wade also spent six years in the mergers and acquisitions department at Bankers Trust and eight years at Lehman Brothers Kuhn Loeb. Mr. Wade is credited with participating in over 200 merger and acquisition transactions involving various clients such as, Nike, Cornerstone National Gas Company, Handmark Graphics and Redken Laboratories, Inc.  Mr. Wade has a B.S. in Business Administration from West Virginia University, and an M.B.A. in Finance from the University of Wyoming. Mr. Wade is a member of the Board of Directors of DiMon, NexMed, Inc., Energy Transfer Group.

Peter T. Kikis is the father of Thomas P. Kikis. There are no other family relationships among any of our directors or executive officers.

The Board of Directors unanimously recommends a vote FOR the election of each of the Class II nominees for director listed above.

Proposal two
Ratification of the Appointment of D’Arcangelo & Co., LLP
as Independent Accountants

The Audit Committee has selected D’Arcangelo & Co., LLP as the independent accountants to audit the books, records and accounts of the Company for the current fiscal year ending March 31, 2007, subject to ratification by the shareholders at the Annual Meeting. D’Arcangelo & Co., LLP has audited the Company’s financial statements since 1996. Although shareholder ratification is not required by our By-laws or any other applicable legal requirement, the Board is submitting the selection of D’Arcangelo & Co., LLP to the shareholders for ratification as a matter of good corporate governance. Our Board recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on ratification, our Board may reconsider its selection. A representative of D’Arcangelo & Co., LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement and will be available to answer questions from shareholders.

The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent accountant. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent accountant.

Pursuant to the Audit Committee charter, the Audit Committee is required to pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act, or the applicable rules of the Securities and Exchange Commission (“SEC”) or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

During the fiscal years ended March 31, 2006 and 2005 and the interim period between April 1, 2006 and July 27, 2006, neither the Company nor anyone acting on its behalf consulted D’Arcangelo & Co., LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Approval of Proposal Two will require the affirmative vote of a majority of the common shares present or represented by proxy at the Annual Meeting and entitled to vote.

The following table sets forth the aggregate fees billed by D’Arcangelo & Co., LLP for audit and non-audit services rendered to the Company in our fiscal years ended March 31, 2005 and 2006. These fees are categorized as audit fees, audit related fees, tax fees and all other fees. The nature of the services provided in each category is described following the table.

Fee Category	Fiscal 2005	Fiscal 2006
Audit Fees	$131,174	$135,000
Audit-Related Fees	-	-
Tax Fees	13,325	36,282
All Other Fees	3,357	15,126
	$147,856	$186,408

Audit fees. These fees generally consist of professional services rendered for the audits of the financial statements of the Company and its internal control over financial reporting, quarterly reviews, consents, income tax provision procedures and assistance with and review of documents filed with the SEC.

Audit-related fees. These fees generally consist of assurance and other services related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent registered public accounting firm, issuance of consents, due diligence related to acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax fees. These fees generally relate primarily to tax compliance, including review and preparation of corporate tax returns, assistance with tax audits, review of the tax treatment for certain expenses and tax due diligence relating to acquisitions. They also include fees for state and local tax planning and consultations with respect to various tax matters.

All other fees. These fees generally consist of reviews for compliance with various government regulations, risk management and treasury reviews and assessments and audits of various contractual arrangements.

The Board of Directors has determined that the services rendered by D’Arcangelo & Co., LLP are compatible with maintaining their independence, as the Company’s principal accountants and independent auditors.

The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of D’Arcangelo & Co., LLP as the Company’s independent accountants.

Other Information

Information Concerning Executive Officers

The executive officers of the Company, along with their respective ages and positions with the Company, as of April 1, 2006, are set forth below. We refer to these individuals as our “Named Executive Officers.”

Name	Age	Position with the Company

Barry I. Regenstein	49	President and Chief Financial Officer
Martin C. Blake, Jr.	52	Chief Operating Officer
Jeffrey S. Edmiston	41	Vice President - Security Services

See “Proposal 1-Election of Directors - Directors” for information relating to Mr. Blake.

Barry I. Regenstein has served as our President since January 2006 and as our Executive Vice President and Chief Operating Officer from August 2004 until December 2005, and also as our Chief Financial Officer since October 2004. Mr. Regenstein has over 28 years of experience including 23 years in operations and finance of contract services companies. Most recently, Mr. Regenstein rendered consulting services for Trinad Capital, L.P., a shareholder of the Company, and its affiliates, from February 2004 until August 2004. Prior to that period, Mr. Regenstein served as a Senior Vice President and Chief Financial Officer of GlobeGround North America LLC (formerly Hudson General Corporation), an airport services company from 2001 until 2003. Mr. Regenstein also served as Vice President and Chief Financial Officer of GlobeGround North America LLC from 1997 to 2001 and was employed in various executive capacities with GlobeGround North America LLC since 1982. Prior to joining Hudson General Corporation, he was with Coopers & Lybrand in Washington, D.C. Mr. Regenstein is a Certified Public Accountant and received a B.S. in Accounting from the University of Maryland and an M.S. in Taxation from Long Island University.

Jeffrey S. Edmiston has served as our Vice President - Security Services since June 2003. Prior to that Mr. Edmiston served as our Regional Vice President from February 2001 to May 2003. Prior to that period Mr. Edmiston worked for US Security Associates/Atlantic Security from 1993 to 2000. Mr. Edmiston has nine years of professional law enforcement experience with 10 years of experience in managerial positions in the security industry. He is a former law enforcement officer with six years of experience in the narcotics and patrol divisions. He has also worked as a security manager with a jewelry company and specialized in employee theft investigation. In addition, Mr. Edmiston served three years as a military police officer in the U.S. Army in the Nuclear Security and Executive Protection areas. Mr. Edmiston is a member of the American Society for Industrial Security.

Security Ownership of Certain Beneficial Owners and Management

The following table presents information with respect to beneficial ownership of our common shares as of July 27, 2006 by:

•	each person known by us to beneficially own more than 5% of our outstanding common shares;

•	individuals serving as our Named Executive Officers;

•	each of our directors and nominees for director; and

•	all executive officers, directors and director nominees as a group.

Except as otherwise noted, the address of each person/entity listed in the table is c/o Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York 12540. The table includes all common shares that may be issued within 60 days of July 27, 2006 upon the exercise of options and other rights beneficially owned by the indicated shareholders on that date. Beneficial ownership is determined in accordance with the rules of the SEC and includes all common shares as to which such persons have voting and investment power. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all common shares stated as being beneficially owned. The applicable percentage of ownership for each shareholder is based on 10,137,970 common shares outstanding as of June 30, 2006, together with applicable options or warrants exercisable for common shares held by such shareholder. Common shares that may be issued upon exercise of options and other rights beneficially owned (and that may be exercised within 60 days of July 27, 2006) are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, but are not deemed outstanding for computing the percentage ownership of any other person.

Name	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)

Certain Beneficial Owners

Trinad Capital, L.P.(3) 2121 Avenue of the Stars Suite 1650 Los Angeles, California 90067	2,357,690	23.3%

Management

Named Executive Officers

Barry I. Regenstein(4)	362,500	3.5%

Martin C. Blake, Jr.(5)	195,000	1.9%

Jeffrey S. Edmiston(11)	25,000	*

Directors and Nominees

Robert S. Ellin(6) 2121 Avenue of the Stars Suite 1650 Los Angeles, California 90067	2,367,690	23.3%

Bruce Galloway(7) c/o Galloway Capital Management, LLC 720 Fifth Avenue 10th Floor New York, New York 10019	940,928	9.3%

Thomas P. Kikis(8) Arcadia Securities 720 Fifth Avenue 10th Floor New York, New York 10019	878,293	8.7%

Peter T. Kikis(9) Arcadia Securities 720 Fifth Avenue 10th Floor New York, New York 10019	1,625,555	16.0%

Martin R. Wade, III(10)	15,000	*

All Executive Officers and Directors (including Nominees) as a Group (8 Persons)	6,409,966	59.7%
__________________
* Less than 1%.

(1) Except as otherwise indicated below, each named person has voting and investment powers with respect to the securities owned by them.

(2) Based on 10,137,970 common shares outstanding at July 27, 2006 calculated in accordance with Rule 13d-3(d)(1)(I) as promulgated under the Exchange Act.

(3) Robert S. Ellin, one of our directors, is a managing member of Trinad Advisors GP, LLC, the general partner of Trinad Capital, L.P. and a limited partner of Trinad Capital, L.P. Mr. Ellin expressly disclaims any beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(4) Consists of options exercisable within 60 days of July 27, 2006 to purchase 362,500 common shares at an exercise price of $1.35 per share.

(5) Consists of (i) 50,000 common shares owned directly by Mr. Blake, and (ii) options exercisable within 60 days of July 27, 2006 to purchase 145,000 common shares at an exercise price of $1.35 per share.

(6) Consists of (i) 2,357,690 common shares held by Trinad Capital, L.P., and (ii) 10,000 common shares that may be issued upon the exercise of options at an exercise price of $2.05 per share held by Mr. Ellin. Mr. Ellin is a managing member of Trinad Advisors GP, LLC, the general partner of Trinad Capital, L.P. and a limited partner of Trinad Capital, L.P. Mr. Ellin expressly disclaims any beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(7) Consists of (i) 439,828 common shares owned directly by Mr. Galloway, (ii) 366,100 common shares owned by a trust under which Mr. Galloway serves as the sole trustee, (iii) 25,000 common shares owned by GCM Security Partners LLC, a limited liability company in which Mr. Galloway serves as the managing member, (iv) 100,000 common shares owned by Strategic Turnaround Equity Partners LLC, an investment fund controlled by Mr. Galloway, and (v) 10,000 common shares that may be issued upon the exercise of options at an exercise price of $2.05 per share held by Mr. Galloway.

(8) Mr. Thomas Kikis is the son of Mr. Peter Kikis. Mr. Thomas Kikis expressly disclaims any beneficial ownership of securities of the Company held by Mr. Peter Kikis.

(9) Mr. Peter Kikis is the father of Mr. Thomas Kikis. Mr. Peter Kikis expressly disclaims any beneficial ownership of securities of the Company held by Mr. Thomas Kikis.

(10) Consists of options exercisable within 60 days of July 27, 2006 to purchase 15,000 common shares at an exercise price of $2.05 per share.

(11) Consists of options exercisable within 60 days of July 27, 2006 to purchase 25,000 common shares at an exercise price of $1.49 per share.

Board Meetings and Committees

During the fiscal year ended March 31, 2006, our Board held a total of four meetings, and all incumbent directors attended at least 75% of the meetings of our Board or the meetings of committees, if any, upon which such directors served. Our Board has determined that each of our directors other than Martin C. Blake, Jr., the Company’s Chief Operating Officer, qualifies as independent under the listing standards of the Nasdaq National Market (“Nasdaq”).

Our Board has three committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. All committees are comprised solely of independent directors.

Audit Committee

The Audit Committee currently consists of Martin R. Wade, III (Chairman), Thomas P. Kikis and Bruce R. Galloway. The Board has determined that each member is independent under the NASD’s listing standards and the applicable rules of the SEC, that each member is “financially literate” under the Nasdaq listing standards and that Mr. Wade qualifies as an Audit Committee Financial Expert under the applicable rules of the SEC.

The Audit Committee hires the Company’s independent accountants and is charged with the responsibility of overseeing the financial reporting process of the Company. In the course of performing its functions, the Audit Committee reviews, with management and the independent accountants, the Company’s internal accounting controls, the annual financial statements, the report and recommendations of the independent accountants, the scope of the audit and the qualifications and independence of the auditors. The report of the Audit Committee is set forth later in this proxy statement. The Audit Committee held three meetings during the fiscal year ended March 31, 2006. A copy of the Audit Committee charter as adopted by the Board on April 27, 2005 was included as Exhibit B to our proxy materials relating to our 2005 annual meeting of shareholders.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Thomas P. Kikis (Chairman), Peter T. Kikis and Martin R. Wade. The Board has determined that each member of this committee is independent under the Nasdaq listing standards. The Nominating and Corporate Governance Committee is responsible for identifying individuals who are qualified to become directors, recommending nominees for membership on the Board and committees of the Board, promulgating minimum qualifications that it believes must be met by director nominees, establishing policies for considering director candidates recommended by shareholders, implementing procedures for shareholders in submitting recommendations for director candidates and developing and recommending to the Board corporate governance guidelines.

The Nominating and Corporate Governance Committee has established the following minimum qualifications for prospective nominees: (1) high accomplishments in his or her respective field, with superior credentials and recognition, (2) if applicable, a demonstrated history of actively contributing at board meetings, (3) high personal and professional integrity, exceptional ability and judgment, and effectiveness, in conjunction with the other nominees to the Board, in serving the long-term interests of the shareholders and (4) sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve. In addition, the Nominating and Corporate Governance Committee may consider a variety of other qualities and skills, including whether the nominee has direct experience in the industry or in the markets in which the Company operates and the definition of independence within the meaning of the Nasdaq listing standards. Nominees must also meet any applicable requirements of the SEC’s regulations, state law and the Company's Certificate of Incorporation and By-laws.

The Nominating and Corporate Governance Committee has established a process for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee may solicit recommendations from any or all of the following sources: non-management directors, executive officers, third-party search firms or any other source it deems appropriate. The Nominating and Corporate Governance Committee will then, without regard to the source of the initial recommendation of such proposed director candidate, review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate. Upon identifying individuals qualified to become members of the Board, consistent with the minimum qualifications and other criteria approved by the Board from time to time, and provided that the Company is not legally required to provide third parties with the ability to nominate individuals for election as a member of the Board, the Nominating and Corporate Governance Committee will then recommend that the Board select the director nominees for election at each annual meeting of shareholders.

The Nominating and Corporate Governance Committee will consider director candidates recommended by the Company’s shareholders. A shareholder wishing to propose a nominee should submit a recommendation in writing to the Company’s Secretary not less than 120 days nor more than 150 days in advance of the date that the Company’s proxy statement was mailed to shareholders in connection with the previous year’s annual meeting of shareholders; provided that if the date of this year’s annual meeting of shareholders has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, such proposal must be received by the Company a reasonable time before the Company solicits proxies for the election of directors. Proposing shareholders are also required to provide information with regard to the nominees, including their full names and residence and business addresses; business experience for the most recent five years; including principal occupations and employment, the number of shares of the Company’s stock owned by the proposed nominees and a description of legal or administrative proceedings or order or decree any nominee is or has been a party to or is or was subject to during the past five years, the name and residence and business address of the shareholder who makes the nomination, the number of shares of the Company’s capital stock owned directly or indirectly by the shareholder who makes the nomination and any other information regarding each of the nominees required by Schedule 14A of the Exchange Act.  A copy of the full text of the By-laws provision and the procedures established by the Nominating and Corporate Governance Committee may be obtained by writing to our Secretary. All notices of proposals by shareholders, whether or not included in our proxy materials, should be sent to Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York 12540, Attention: Barry I. Regenstein, President.

The Nominating and Corporate Governance Committee was formed in April 2005 and held four meetings during the fiscal year ended March 31, 2006. Prior to the creation of the Nominating and Corporate Governance Committee, the Board performed the functions of a nominating committee. A copy of the Nominating and Corporate Governance Committee charter as adopted by the Board on April 27, 2005 is not available on our website, but was included as Exhibit C to our proxy materials relating to our 2005 annual meeting of shareholders.

Compensation Committee

The Compensation Committee currently consists of Peter T. Kikis (Chairman) Bruce R. Galloway and Robert S. Ellin. The Board has determined that each member is independent under the Nasdaq listing standards. The Compensation Committee sets the compensation of the other senior executives of the Company, administers the stock option plans and the executive compensation programs of the Company, determines eligibility for, and awards under, such plans and programs, and makes recommendations to the Board with regard to the adoption of new employee benefit plans, stock option plans and executive compensation plans. The report of the Compensation Committee is set forth later in this proxy statement. The Compensation Committee held three meetings during the fiscal year ended March 31, 2006. A copy of the Compensation Committee charter as adopted by the Board on April 27, 2005 was included as Exhibit D to our proxy materials relating to our 2005 annual meeting of shareholders.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is currently composed of independent, non-employee directors. No interlocking relationships exist among our Board, Compensation Committee or executive officers and the Board, Compensation Committee or executive officers of any other company, nor has an interlocking relationship existed in the past.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics which applies to directors, officers, senior management and certain other employees of the Company, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Company will provide a copy of its Code of Business Conduct and Ethics to any person without charge, upon request, and a copy of this code is available for viewing on our website at www.commandsecurity.com. Requests for a copy of the Code of Business Conduct and Ethics can be made in writing to the following address: Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York 12540, Attention: Barry I. Regenstein, President.

Communications with Directors

The Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York 12540, Attention: Gary Herman, Secretary. To communicate with any of our directors electronically, a shareholder should send an email to the Company’s Secretary: gherman@gallowaycap.com.

All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is the Company’s policy that its directors are invited and encouraged to attend the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of the outstanding common shares to file reports of ownership and changes in ownership with the SEC and to furnish copies to us.

Based upon a review of the reports furnished to us and representations made to us, we believe that, during the fiscal year ended March 31, 2006, all reports required by Section 16(a) of the Exchange Act to be filed by our officers and directors and 10% beneficial owners were filed on a timely basis.

Executive Compensation

The following table provides information as to compensation paid by the Company to our Named Executive Officers for the fiscal year ended March 31, 2006 for services rendered for the periods indicated below.

	Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year ended March 31,	Salary($)	Bonus($)	Restricted Stock Awards($)	Number of Options(#)
Barry I. Regenstein President and Chief Financial Officer*	2006 2005	250,000 250,000	25,000	—	500,000

Martin C. Blake, Jr. Chief Operating Officer	2006 2005 2004	250,000 175,000 150,000	25,000 63,534 94,200	— — —	200,000 — —

Jeffrey S. Edmiston Vice President - Security Services	2006 2005 2004	132,500 132,500 115,000	5,000 — 41,500	— — —	25,000 — —
________________
*Mr. Regenstein commenced employment with the Company on August 30, 2004.

Option Grants in the Fiscal Year ended March 31, 2006

The following table contains information concerning the grant of stock options under our stock option plan and otherwise to the Named Executive Officers during the fiscal year ended March 31, 2006. No stock appreciation rights were granted during the fiscal year ended March 31, 2006.

Option/SAR Grants in the Fiscal Year ended March 31, 2006

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted(#)	% of Underlying Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	5%($)	10%($)
Barry I. Regenstein	--	--	--	--	--	--
Martin C. Blake, Jr.	--	--	--	--	--	--
Jeffrey S. Edmiston	25,000	62.5	$1.49	5/23/15	$23,426	$59,367

Aggregate Option Exercises in the Fiscal Year ended March 31, 2006 and Fiscal Year End +Option Values

The following table contains information concerning the exercise of stock options during the fiscal year ended March 31, 2006 and the year-end value of unexercised options for the Named Executive Officers.

Name	Shares Acquired on Exercise	Value Realized	No. of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In- the-Money Options/SARs at FY-End (Market price of shares at FY-End less exercise price) ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Barry I. Regenstein	—	—	287,500	212,500	$431,250	$318,750
Martin C. Blake, Jr.	50,000	127,500	115,000	85,000	$172,500	$127,500
Jeffrey S. Edmiston	—	—	25,000	—	$34,000	—

(1)	Based on the fair market value of one share of Common Stock on March 31, 2006 of $2.85 per share, the closing sales price per share on that date on the Over-the-Counter Bulletin Board.

Employment Agreements

The Company is a party to an employment agreement with Mr. Regenstein which provides for his services as President and Chief Financial Officer until September 7, 2007. In January 2006, Mr. Regenstein was promoted to President of the Company, and he also currently serves as our Chief Financial Officer. The term of the employment agreement will be automatically extended for successive one-year periods unless either party provides to the other party notice 60 days prior to such date, or any anniversary thereof, that the notifying party does not wish to renew the employment agreement. During the term of the employment agreement, Mr. Regenstein will receive a base annual salary of $250,000, which may be from time to time increased by the Company’s Compensation Committee and an annual bonus as determined in accordance with the terms of any incentive plan the Compensation Committee may have in effect from time to time, based on the attainment of performance targets established by the Compensation Committee. Mr. Regenstein is also entitled to participate in other benefit plans that the Company may have in effect from time to time.

On the effective date of the employment agreement, which is August 30, 2004, Mr. Regenstein was granted 500,000 options exercisable at $1.35 per share, 200,000 of which vested immediately upon grant. After August 30, 2005, the remaining options will vest at a rate of 12,500 per month, during the term of the employment agreement.

The Company is also a party to an employment agreement with Mr. Blake which provides for his services as Vice President - Aviation. This agreement expires on July 31, 2006; however, the Company and Mr. Blake are currently negotiating a new employment agreement. In January 2006, Mr. Blake was promoted to Chief Operating Officer of the Company. Under his employment agreement, Mr. Blake receives a base annual salary of $250,000 and an annual bonus as determined in accordance with the terms of any incentive plan the Compensation Committee may have in effect from time to time, based on the attainment of performance targets established by the Compensation Committee. Mr. Blake is also entitled to participate in other benefit plans that the Company may have in effect from time to time.

In the employment agreement between the Company and Mr. Regenstein if, within two years following a Change in Control (as defined in the agreement, (i) such executive's employment is terminated by the Company (other than for cause, death or disability) or (ii) such executive terminates his employment for "good reason" (as defined in the agreement), the Executive shall be entitled to (A) all accrued payments and benefits through the termination date; (B) his base salary for a period of the lesser of (x) one year following the date of termination or (y) the remainder of the term of his employment agreement; and (C) reimbursement of expenses through the termination date. Also, immediately upon a termination referred to in subparagraphs (i) or (ii) above within two years following a Change in Control, all then outstanding options, restricted stock and other equity-based awards granted to such executive but which have not vested as of the date of termination, shall become fully vested and all options not yet exercisable shall become exercisable.

Each of Messrs. Regenstein and Blake is eligible to participate in any employee benefit plan and fringe benefit programs, if any, as the Company may from time to time provide to its senior employees generally. The Company offers basic health, major medical, dental and travel insurance to its Named Executive Officers.

Director Compensation

Each of our non-employee directors receives from the Company an annual cash fee of $10,000, paid quarterly in arrears. Non-employee directors are also paid $1,000 per meeting of the Board attended during their term of service. In addition non-employee directors are granted a fully vested option to purchase 10,000 common shares on each anniversary of becoming a director during their term of service; the Chairmen of our Audit and Compensation Committees are granted a fully vested option to purchase an additional 5,000 common shares on each anniversary of their term of service as such; the Chairman of our Audit Committee receives an additional cash payment of $2,500 per annum and the Chairman of our Compensation Committee receives an additional cash payment of $1,500 per annum.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The Compensation Committee is responsible for discharging the Board of Directors' responsibilities relating to the compensation of the executive officers and directors as well as oversight of the Company's overall compensation programs.

The Compensation Committee has established a compensation philosophy around the principle of having compensation reflect and reinforce our strategic and operational goals and enhance long-term shareholder value. The Compensation Committee’s philosophy is to:

•	Set compensation levels to attract, retain, reward and motivate executive officers and employees;

•	Align compensation with business objectives and performance and with the interests of the shareholders;

•	Position compensation to reflect the individual's performance as well as the level of responsibility, skill and strategic value of the employee; and

•	Recognize the evolving organizational structure of the Company and directly motivate executives to accomplish results as well as foster a company-wide team spirit.

The Compensation Committee attempts to target its compensation programs to provide compensation opportunities that are perceived by its officers and employees to justify continued service to the Company. Compensation decisions for the fiscal year ended March 31, 2006 were determined as follows:

Base Salary. The annual base salary for Barry I. Regenstein, the Company’s President and Chief Financial Officer, and for Martin C. Blake, Jr., the Company's Chief Operating Officer, was reviewed and approved by the Board of Directors and was paid in accordance with an employment agreement between each of such executives and the Company. When determining their respective base salaries under their employment agreements, the Board considered, among other things, the level of responsibility, breadth of knowledge and prior experience as well as publicly available compensation information and informal survey information obtained with respect to other small-capitalization, publicly traded companies. No specific weight is given to any of these factors in the evaluation of an executive officer's base salary.

Bonuses. In fiscal 2006, the Compensation Committee did not establish bonus targets for the executive officers and only one bonus payout was made in fiscal 2006 pursuant to the terms of an employee’s employment agreement. In prior years, the Company’s executive officers were eligible to receive a cash bonus of up to a specified percentage of their base salary based on the extent to which business and individual performance objectives, approved by the Board of Directors for each such person, were achieved. These objectives consisted of operating, strategic and/or financial goals that are considered to be important to the Company’s fundamental long-term goal of building shareholder value.

Stock Options. In addition to salary and bonus, the Compensation Committee, from time to time, grants options to executive officers. The Compensation Committee views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to our stock price, the Compensation Committee believes that options motivate executive officers to manage us in a manner that will also benefit shareholders. As such, the specific number of stock options granted to an executive officer is determined on an individual basis by the Compensation Committee's perception of relative contributions or anticipated contributions to overall corporate performance. The Compensation Committee also reviews the total number of options already held by individual executive officers at the time of grant. In fiscal 2006, we did not grant options to purchase common shares to either Barry I. Regenstein or Martin C. Blake, Jr.

COMPENSATION COMMITTEE
Peter T. Kikis (Chairman)
Bruce R. Galloway
Robert S. Ellin

THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

Performance Graph

The graph below compares the cumulative total shareholder return on common shares with the cumulative total return of (1) the Nasdaq Stock Market Index (U.S.) (the “Nasdaq Index”) and (2) an index of publicly traded companies with a Standard Industrial Classification Code (“SIC Code”) of between 7380 and 7389 (the “SIC Code Index”). The graph assumes that $100 was invested in each of common shares, the Nasdaq Index and the SIC Code Index on March 31, 2001 and reflects the return through March 31, 2006 and assumes the reinvestment of dividends, if any. The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, possible future performance of our Common Stock.

THE INFORMATION CONTAINED IN THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

Report of the Audit Committee of the Board

The following is a report of the Audit Committee of the Company’s Board of Directors with respect to the Company’s audited financial statements for the fiscal year ended March 31, 2006.

In connection with its function of overseeing and monitoring the financial reporting process, the Audit Committee has, among other things, done the following:

•	reviewed and discussed the Company’s audited financial statements for the year ended March 31, 2006 with the Company’s management and the Company’s independent auditors;

•
discussed with the Company’s independent auditors those matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”, as amended by the Statement on Auditing Standards No. 90 “Audit Committee Communications”; and

•
received and reviewed the written disclosures and the letter from the Company’s independent auditors required by Independence Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the Company’s independent auditors their independence from the Company.

Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2006 for filing with the SEC.

AUDIT COMMITTEE

Martin R. Wade, III (Chairman)
Thomas P. Kikis
Bruce R. Galloway

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

Certain Relationships and

Related Transactions

Peter T. Kikis is the father of Thomas P. Kikis. There are no other family relationships among any of our directors or executive officers.

Deadline for Receipt of Shareholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in a company’s proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to us in a timely manner.

Although we have not yet determined the date in order to be included in the Company’s proxy statement for our annual meeting of shareholders in 2007, shareholder proposals or other business to be brought before an annual meeting by a shareholder must be received by us at least 120 days prior to the anniversary date of the mailing of this proxy statement for the Annual Meeting and must otherwise comply with the requirements of Rule 14a-8. All shareholder proposals should be marked for the attention of the Secretary, Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York, 12540.

As to shareholder proposals intended to be presented without inclusion in our proxy statement for our next annual meeting, the people named next year as proxies will be entitled to vote as they think best on such proposals unless we have received notice of that matter at least 120 days before the date on which we mailed our proxy materials for the prior year's annual meeting of shareholders. However, even if such notice is timely received, the people named next year as proxies may nevertheless be entitled to vote as they think best on such proposals to the extent permitted by the SEC.

Other Matters

There is no reason to believe that any other business will be presented at the 2006 Annual Meeting; however, if any other business should properly and lawfully come before the 2006 Annual Meeting, the proxies will vote in accordance with the best judgment of the Board of Directors.

BY ORDER OF THE BOARD OF DIRECTORS

Barry I. Regenstein
President and Chief Financial Officer

July 27, 2006
Lagrangeville, New York